                          SUBJECT TO REVISION
               SERIES TERM SHEET DATED OCTOBER 17, 2000


            DISCOVER(R) CARD MASTER TRUST I, SERIES 2000-8
            $750,000,000 Floating Rate Class A Certificates
            $39,474,000 Floating Rate Class B Certificates

                             DISCOVER BANK
                 Master Servicer, Servicer and Seller

         The certificates represent interests in the Discover Card Master Trust I. The certificates are not obligations of Discover Bank or any of its affiliates, and neither the certificates nor the underlying credit card receivables are insured or guaranteed by any governmental agency.

         This series term sheet contains structural and collateral information about the certificates; however, this series term sheet does not contain complete information about the certificates. The information in this series term sheet is preliminary and will be superseded by the information contained in the prospectus supplement and the prospectus. You should read both the prospectus supplement and the prospectus. The trust and the Discover Card portfolio may not perform in the future as they have performed in the past. Price and availability of the certificates may change without notice.

         We have prepared this series term sheet solely for informational purposes. This series term sheet is not an offer to buy or sell any security, nor is it a request to participate in any particular trading strategy. Discover Bank may not offer or sell the certificates in any state where the offer or sale is prohibited. Discover Bank will not sell you any of the certificates unless you have received both the prospectus supplement and the prospectus. The underwriters may hold or trade securities of the trust or Discover Bank and may also perform investment banking services for the trust and Discover Bank.

MORGAN STANLEY DEAN WITTER

         BANC OF AMERICA SECURITIES LLC

                 BANC ONE CAPITAL MARKETS, INC.

                          COMMERZBANK CAPITAL MARKETS

                                  DRESDNER KLEINWORT BENSON

         This series term sheet may not be distributed to Private Customers as defined by the U.K. Securities and Futures Authority.

         This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2000-8 Supplement to the Pooling and Servicing
Agreement.

TITLE OF SECURITIES ....................   Discover Card Master Trust I, Series
                                           2000-8 Floating Rate Class A Credit
                                           Card Pass-Through Certificates and
                                           Discover Card Master Trust I, Series
                                           2000-8 Floating Rate Class B Credit
                                           Card Pass-Through Certificates.

INTEREST RATE...........................   Class A Certificates: LIBOR plus ___%
                                           per year.

                                           Class B Certificates: LIBOR plus ___%
                                           per year.

                                           The trustee will calculate interest
                                           on the certificates on the basis of
                                           the actual number of days elapsed and
                                           a 360-day year.

                                           "LIBOR" will mean the London
                                           interbank offered rate for one-month
                                           United States dollar deposits,
                                           determined two business days before
                                           the start of each interest accrual
                                           period.

INTEREST PAYMENT DATES..................   The 15th day of each month, or the
                                           next business day, beginning in
                                           November 2000.

EXPECTED MATURITY DATES.................   Class A Certificates: October 15,
                                           2003, or the next business day. If an
                                           Amortization Event occurs, the trust
                                           will pay principal monthly and the
                                           final principal payment may be made
                                           before or after October 15, 2003.

                                           Class B Certificates: October 15,
                                           2003, or the next business day. If an
                                           Amortization Event occurs, the trust
                                           will pay principal monthly and the
                                           final payment of principal may be
                                           made either before or after October
                                           15, 2003. The trust must generally
                                           pay all Class A principal before it
                                           pays any Class B principal.

                                           An "Amortization Event" is an event
                                           that will cause the trust to begin
                                           repaying principal on a monthly
                                           basis.

SERIES TERMINATION DATE.................   The first business day following
                                           April 15, 2006, or if April 15, 2006
                                           is not a business day, the second
                                           business day following April 15,
                                           2006. The Series Termination Date is
                                           the last day on which the trust will
                                           pay principal on the certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT)............   The Class B Certificates are
                                           subordinated to the Class A
                                           Certificates, up to a specified
                                           dollar amount, known as the
                                           "Available Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT...........   Initially $98,684,250, which may be
                                           reduced, reinstated or increased from
                                           time to time. The Available
                                           Subordinated Amount will increase by:


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                                           -  $3,947,370 after a Supplemental
                                              Credit Enhancement Event, if
                                              Discover Bank has not made an
                                              Effective Alternative Credit
                                              Support Election;

                                           -  $35,526,330 after an Effective
                                              Alternative Credit Support
                                              Election, if a Supplemental Credit
                                              Enhancement Event has occurred; or

                                           -  $39,473,700 after an Effective
                                              Alternative Credit Support
                                              Election, if a Supplemental Credit
                                              Enhancement Event has not
                                              occurred.

                                           A "Supplemental Credit Enhancement
                                           Event" will occur the first time
                                           Standard & Poor's Ratings Services
                                           withdraws the long-term debt or
                                           deposit rating of Discover Bank, or
                                           an additional seller, if any, or
                                           reduces this rating below BBB-.

                                           "Effective Alternative Credit Support
                                           Election" will mean an effective
                                           election made by Discover Bank to
                                           change the way in which the trust
                                           allocates finance charge collections
                                           to this Series. To make this
                                           election, Discover Bank must deposit
                                           additional funds into the cash
                                           collateral account discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)............   Discover Bank will arrange to have a
                                           cash collateral account established
                                           and funded with $59,210,550 for the
                                           direct benefit of the Class B
                                           investors, the "Credit Enhancement
                                           Account," on the date the
                                           certificates are issued. The trustee
                                           may withdraw funds from this account
                                           to reimburse the Class B investors
                                           for amounts that would otherwise
                                           reduce their interest in the trust or
                                           affect their interest payments.

                                           The amount on deposit in this account
                                           may decrease or increase on future
                                           Distribution Dates. A "Distribution
                                           Date" is the 15th calendar day of
                                           each month, or the next business day,
                                           beginning in November 2000.

                                           The maximum amount of Credit
                                           Enhancement as of any Distribution
                                           Date will be:

                                           Before a Supplemental Credit
                                           Enhancement Event or an Effective
                                           Alternative Credit Support Election

                                           -  7.5% of the Series Investor
                                              Interest as of the end of the
                                              preceding month, but not less than
                                              $7,894,740; or

                                           After a Supplemental Credit
                                           Enhancement Event but before an
                                           Effective Alternative Credit Support
                                           Election


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                                           -  8.0% of the Series Investor
                                              Interest as of the end of the
                                              preceding month, but not less than
                                              $7,894,740; or

                                           After an Effective Alternative Credit
                                           Support Election

                                           -  12.5% of the Series Investor
                                              Interest as of the end of the
                                              preceding month, but not less than
                                              $7,894,740.

                                           However, if an Amortization Event has
                                           occurred, the maximum amount of
                                           Credit Enhancement will be the amount
                                           on deposit in the Credit Enhancement
                                           Account on the Distribution Date
                                           immediately before the Amortization
                                           Event occurred.

                                           "Series Investor Interest" will mean
                                           $789,474,000 minus

                                           -  the amount of principal
                                              collections on deposit for the
                                              benefit of investors in this
                                              Series, after giving effect to
                                              losses of principal on investments
                                              of these funds,

                                           -  the aggregate amount of principal
                                              previously paid to investors in
                                              this Series, and

                                           -  the aggregate amount of investor
                                              losses resulting from accounts in
                                              which the receivables have been
                                              charged-off as uncollectible,
                                              after giving effect to all
                                              provisions in the Series
                                              Supplement to reimburse these
                                              charged-off amounts.

THE RECEIVABLES.........................   The receivables in the Accounts
                                           included in the trust as of October
                                           1, 2000 totaled $33,711,081,038.81.

GROUP EXCESS SPREAD.....................   The certificates initially will be
                                           included in the "Group One" group of
                                           series. The three-month rolling
                                           average Group Excess Spread
                                           Percentage, as defined below, was
                                           4.78% for the Distribution Date in
                                           October 2000.

                                           "Group Excess Spread Percentage" for
                                           any Distribution Date is a percentage
                                           calculated by multiplying:

                                           -  twelve, by

                                           -  an amount for all series in Group
                                              One equal to

                                              -  the total amount of finance
                                                 charge collections, investment
                                                 income and other similar
                                                 collections allocable to each
                                                 series for the prior calendar
                                                 month, minus

                                              -  the total amount of interest
                                                 and certain fees payable for
                                                 each series and the amount of
                                                 receivables allocable to each
                                                 series that have


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                                               been charged off as uncollectible
                                               for the prior calendar month;

                                           and then dividing the product by an
                                           amount equal to the sum of all
                                           investor interests for each series in
                                           Group One, in each case for the
                                           Distribution Date.

RATING OF THE INVESTOR CERTIFICATES.....   The trust will only issue the
                                           certificates if Standard & Poor's has
                                           rated the Class A Certificates "AAA"
                                           and the Class B Certificates at least
                                           "A" and Moody's Investors Service,
                                           Inc. has rated the Class A
                                           Certificates "Aaa" and has rated the
                                           Class B Certificates at least "A2."

ERISA CONSIDERATIONS....................   Discover Bank believes that employee
                                           benefit plans subject to ERISA may
                                           acquire Class A Certificates;
                                           however, advisers to these plans
                                           should consult their own counsel.
                                           Employee benefit plans subject to
                                           ERISA may not acquire the Class B
                                           Certificates.

LISTING.................................   Discover Bank expects to list the
                                           certificates on the Luxembourg Stock
                                           Exchange to facilitate trading in
                                           non-U.S. markets.




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

                           COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of October 1, 2000, the following five states had the largest receivables balances :

                                                       PERCENTAGE OF TOTAL
                                                           RECEIVABLES
                    STATE                            BALANCE IN THE ACCOUNTS
                    -----                            -----------------------

                    California.....................           11.0%
                    Texas..........................            9.1%
                    New York.......................            7.0%
                    Florida........................            5.9%
                    Illinois.......................            5.2%

         CREDIT LIMIT INFORMATION. As of October 1, 2000, the Accounts had the following credit limits:

                                              RECEIVABLES      PERCENTAGE OF
                                              OUTSTANDING    TOTAL RECEIVABLES
  CREDIT LIMIT                                  (000'S)         OUTSTANDING
  ------------                                  -------         -----------
  Less than or equal to $1,000.00.........    $   427,309            1.3%
  $1,000.01 to $2,000.00..................    $ 1,814,527            5.4%
  $2,000.01 to $3,000.00..................    $ 2,121,074            6.3%
  Over $3,000.00..........................    $29,348,171           87.0%
                                              -----------          ------
    Total.................................    $33,711,081          100.0%
                                              ===========          ======

         SEASONING. As of October 1, 2000, 87.0% of the Accounts were at least 24 months old. The ages of Accounts as of October 1, 2000 were distributed as follows:

                                                   PERCENTAGE        PERCENTAGE
           AGE OF ACCOUNTS                        OF ACCOUNTS       OF BALANCES
           ---------------                        -----------       -----------
           Less than 12 Months................         6.6%              8.6%
           12 to 23 Months....................         6.4%              5.8%
           24 to 35 Months....................         4.6%              3.1%
           36 Months and Greater..............        82.4%             82.5%
                                                     ------            ------
                                                     100.0%            100.0%
                                                     ======            ======


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         SUMMARY CURRENT DELINQUENCY INFORMATION. As of October 1, 2000, the
Accounts had the following delinquency statuses:

                                                 AGGREGATE
                                                 BALANCES         PERCENTAGE
          PAYMENT STATUS                          (000'S)         OF BALANCES
          --------------                          -------         -----------
          Current...........................   $ 29,401,649           87.2%
          1 to 29 Days......................   $  2,144,371            6.4%
          30 to 59 Days.....................   $    783,248            2.3%
          60 to 89 Days.....................   $    514,774            1.5%
          90 to 119 Days....................   $    356,551            1.1%
          120 to 149 Days...................   $    282,124            0.8%
          150 to 179 Days...................   $    228,364            0.7%
                                               ------------          ------
                                               $ 33,711,081          100.0%
                                               ============          ======


                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of August 31, 2000, the following five states had the largest receivables balances:

                                         PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                                OF DISCOVER CARD PORTFOLIO
           STATE                                   AS OF AUGUST 31, 2000
           -----                                   ---------------------
           California..................                   11.4%
           Texas.......................                    8.9%
           New York....................                    7.1%
           Florida.....................                    5.9%
           Illinois....................                    5.2%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of August 31, 2000.

         CREDIT LIMIT INFORMATION. As of August 31, 2000, the accounts in the Discover Card portfolio had the following credit limits:

                                                                    PERCENTAGE
                                                      RECEIVABLES    OF TOTAL
                                                      OUTSTANDING   RECEIVABLES
         CREDIT LIMIT                                    (000'S)    OUTSTANDING
         ------------                                 -----------   -----------
         Less than or equal to $1,000.00.........     $   633,830       1.5%
         $1,000.01 to $2,000.00..................     $ 2,207,156       5.2%
         $2,000.01 to $3,000.00..................     $ 2,495,493       5.9%
         Over $3,000.00..........................     $36,909,227      87.4%
                                                      -----------     ------
           Total.................................     $42,245,706     100.0%
                                                      ===========     ======


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
         SEASONING. As of August 31, 2000, 74.7% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of August 31, 2000 were distributed as follows:

                                                  PERCENTAGE      PERCENTAGE
              AGE OF ACCOUNTS                     OF ACCOUNTS    OF BALANCES
              ---------------                     -----------    -----------
              Less than 12 Months..............       15.8%          19.6%
              12 to 23 Months..................        9.5%           8.4%
              24 to 35 Months..................        4.1%           2.7%
              36 Months and Greater............       70.6%          69.3%
                                                     ------         ------
                                                     100.0%         100.0%
                                                     ======         ======

         SUMMARY YIELD INFORMATION. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and overlimit fees. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                                     NINE MONTHS         TWELVE MONTHS       TWELVE MONTHS         ELEVEN MONTHS
                                        ENDED                ENDED                ENDED                ENDED
                                   AUGUST 31, 2000     NOVEMBER 30, 1999    NOVEMBER 30, 1998     NOVEMBER 30, 1997
                                   ---------------     -----------------    -----------------     -----------------
      Aggregate Monthly Yields
          Excluding Recoveries          16.20%               17.48%               18.02%               18.19%
          Including Recoveries          16.85%               18.26%               18.76%               18.90%

         Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including the proceeds of sales of these receivables by the trust, but excluding proceeds of sales of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections.

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of August 31, 2000, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                                 AGGREGATE
                                                 BALANCES      PERCENTAGE
  PAYMENT STATUS                                  (000'S)      OF BALANCES
  --------------                                -----------    -----------
  Current................................       $37,587,826        89.0%
  1 to 29 Days...........................       $ 2,318,378         5.5%
  30 to 59 Days..........................       $   838,297         2.0%
  60 to 89 Days..........................       $   558,774         1.3%
  90 to 119 Days.........................       $   397,727         0.9%
  120 to 149 Days........................       $   301,262         0.7%
  150 to 179 Days........................       $   243,442         0.6%
                                                -----------       ------
                                                $42,245,706       100.0%
                                                ===========       ======

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         SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the
Discover Card portfolio had the following historical delinquency rates:

                      AVERAGE OF NINE MONTHS     AVERAGE OF TWELVE MONTHS     AVERAGE OF TWELVE MONTHS     AVERAGE OF ELEVEN MONTHS
                       ENDED AUGUST 31, 2000     ENDED NOVEMBER 30, 1999       ENDED NOVEMBER 30, 1998      ENDED NOVEMBER 30, 1997
                      ----------------------     ------------------------     ------------------------     ------------------------
                      DELINQUENT                  DELINQUENT                   DELINQUENT                                DELINQUENT
                        AMOUNT                      AMOUNT                       AMOUNT                                    AMOUNT
                       (000'S)    PERCENTAGE       (000'S)    PERCENTAGE        (000'S)     PERCENTAGE       (000'S)     PERCENTAGE
                       --------   ----------       -------    ----------        -------     ----------       -------     ----------
30-59 Days........    $  806,055     2.0%         $  791,325     2.6%          $  759,521      2.6%         $  743,464      2.6%
60-89 Days........    $  526,377     1.3%         $  471,838     1.5%          $  456,059      1.5%         $  432,410      1.5%
90-179 Days.......    $  893,463     2.2%         $  815,619     2.6%          $  853,961      2.9%         $  803,204      2.8%
                      ----------     ----         ----------     ----          ----------      ----         ----------      ----
                      $2,225,895     5.5%         $2,078,782     6.7%          $2,069,541      7.0%         $1,979,078      6.9%
                      ==========     ----         ==========     ----          ==========      ====         ==========      ====
Total.............

         Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                                 NINE MONTHS ENDED  TWELVE MONTHS ENDED   TWELVE MONTHS ENDED   ELEVEN MONTHS ENDED
                                                  AUGUST 31, 2000    NOVEMBER 30, 1999     NOVEMBER 30, 1998     NOVEMBER 30, 1997
                                                  ---------------    -----------------     -----------------     -----------------
                                                                                         (DOLLARS IN THOUSANDS)
        Average Receivables Outstanding.....        $40,403,262         $31,554,086           $29,749,158           $28,403,076
        Gross Charge-Offs...................        $ 1,508,785         $ 1,955,514           $ 2,215,002           $ 1,891,601

        Gross Charge-Offs as an Annualized
          Percentage of Average
          Receivables Outstanding...........               4.98%               6.20%                 7.45%                 7.27%

         Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY PAYMENT RATE INFORMATION. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                               NINE MONTHS ENDED    TWELVE MONTHS ENDED   TWELVE MONTHS ENDED   ELEVEN MONTHS ENDED
                                                AUGUST 31, 2000      NOVEMBER 30, 1999     NOVEMBER 30, 1998     NOVEMBER 30, 1997
                                                ---------------      -----------------     -----------------     -----------------
        Average Monthly Payment Rate                 16.40%               16.73%                15.42%                 14.51%
        Highest Monthly Payment Rate.......          17.25%               17.83%                17.01%                 16.31%
        Lowest Monthly Payment Rate........          14.75%               15.19%                13.90%                 12.41%

-----------------------




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